SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Multi-Asset Global Allocation Fund
The following changes are effective on or about July 29, 2019:
DWS Multi-Asset Global Allocation Fund is renamed DWS Multi-Asset Growth Allocation Fund. All references in the fund’s Statement of Additional Information to DWS Multi-Asset Global Allocation Fund are superseded with DWS Multi-Asset Growth Allocation Fund.
The following information replaces similar information relating to the fund under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information.
The following waivers are currently in effect:
The Advisor has contractually agreed through November 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.15%, 1.90% and 0.90% for Class A, Class C and Class S, respectively. In addition, effective July 29, 2019 through November 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.12%, 1.87% and 0.87% for Class A, Class C and Class S, respectively. These agreements may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than the applicable expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.

The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information.
Fund Name	Management Fee Rate
DWS Multi-Asset Growth Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.
Please Retain This Supplement for Future Reference
May 17, 2019
SAISTKR-14